Related Party Transactions	3 Months Ended
Mar. 31, 2015
Related Party Transactions [Abstract]
Related Party Transactions

Note 9    Related Party Transactions

Philips Medical Systems Nederland B.V.

On January 21, 2011, Corindus, Inc. entered into a distributor agreement with Philips, a shareholder of the Company and represented on the Company’s board of directors, appointing Philips to be a distributor for the promotion and sale of the Company’s CorPath System. This agreement provided that it would remain in force for two years from (a) the later of FDA approval of the CorPath System or (b) the date of notification by the Company to Philips of minimum inventory levels available for shipment. As required by the agreement, the Company notified Philips on August 7, 2012 of the commencement of the two-year term and the distribution agreement expired on August 7, 2014. The Company continues to sell CorPath Systems through Philips on a sale by sale basis under a non-exclusive arrangement under mutually agreeable terms, which may include a continued level of discounted pricing, until such time the Company either executes a new distribution arrangement with Philips or the Company no longer does business with Philips.

For the three months ended March 31, 2014 and 2015, the Company recorded revenues of $190 and $125 respectively, from shipments to Philips. At December 31, 2014 and March 31, 2015, Philips owed the Company $0 and $125, respectively, resulting from selling activity under the agreement.

Shareholder Loans

On June 14, 2010, the Company loaned funds to certain stockholders of the Company for tax payments to be made to the Israel Tax Authority in connection with a tax ruling related to a reorganization that took place in 2008 and the Company received non-interest bearing notes receivable, which documented such loans. Total amount of notes receivable issued was $145.

The notes receivable are repayable upon the disposition of the Company’s common stock by the existing shareholder. Notes receivable amounted to $136 at December 31, 2014 and March 31, 2015. The Company assessed the notes receivable for impairment and concluded that there were no impairment indicators at December 31, 2014 and March 31, 2015. The Company does not believe there is any significant collection risk associated with the notes receivable at March 31, 2015.

Not for Profit

In the fourth quarter of 2014, the Company participated in the formation of a not-for-profit, which was established to generate awareness of the health risks linked to the use of fluoroscopy in hospital catheterization procedures. The Company’s Chief Executive Officer and one of its senior executives represent two of the three voting members of the board of directors of the entity. As a result, under the voting model used for the consolidation of related parties and because the Company controls the entity by its representation on the board of directors of the entity, the Company has consolidated the financial statements of the entity. The not-for-profit has an immaterial amount of assets and liabilities on its balance sheet at December 31, 2014 and March 31, 2015 and expenses of $104 for the three months ended March 31, 2015.